SUPPLEMENTAL FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2025
Additional Financial Information Disclosure [Abstract]
SUPPLEMENTAL FINANCIAL INFORMATION	SUPPLEMENTAL FINANCIAL INFORMATION
The following table presents the components of “Other items, net” on the Consolidated Statements of Operations.

	Successor	Predecessor
	Period From August 7 - December 31,	Period From January 1 - August 6,	Year Ended December 31,
	2025	2025	2024	2023
Pension and postretirement benefit costs	$(35)	$(80)	$(139)	$(153)
Foreign exchange losses	(5)	(11)	(47)	(66)
Other	1	(1)	4	3
Other items, net	$(39)	$(92)	$(182)	$(216)
Supplemental Cash Flow Information

	Successor	Predecessor
	Period From August 7 - December 31,	Period From January 1 - August 6,	Year Ended December 31,
	2025	2025	2024	2023
Cash paid for interest	$296	$524	$833	$901

Cash paid for income taxes:
Continued operations	$70	$201	$184	$22
Discontinued operations	—	—	—	85
Total cash paid for income taxes	$70	$201	$184	$107
The cash balance on August 6, 2025 (Predecessor) was $2.46 billion. The cash balance on August 7, 2025 (Successor) was $3.85 billion. The difference reflects the proceeds received from the PIPE Transaction (see Note 1) and cash received from Skydance’s opening balance sheet, offset by cash paid for transaction-related costs incurred prior to the Closing Date.

In connection with the closing of the Transactions, on August 7, 2025 (Successor), borrowings outstanding of $720 million under Skydance’s revolving credit facility were repaid in full.
Discontinued Operations (Predecessor)
On October 30, 2023, we completed the sale of Simon & Schuster to affiliates of Kohlberg Kravis Roberts & Co. for $1.62 billion. As a result, we recognized a pretax gain during the fourth quarter of 2023 of $695 million. During 2024, as a result of working capital adjustments we recorded additional pretax gains on the sale totaling $19 million ($14 million, net of tax).

The following table sets forth details of net earnings from discontinued operations for the year ended December 31, 2023, which primarily relates to Simon & Schuster.

Year Ended December 31, 2023	Simon & Schuster	Other (a)	Total
Revenues	$958	$—	$958
Costs and expenses:
Operating	580	(12)	568
Selling, general and administrative	149	—	149
Restructuring charges	2	—	2
Total costs and expenses	731	(12)	719
Operating income	227	12	239
Other items, net	(9)	—	(9)
Earnings from discontinued operations	218	12	230
Benefit from (provision for) income taxes	12	(3)	9
Earnings from discontinued operations, net of tax	230	9	239
Gain on sale (net of tax of $258 million) (b)	437	—	437
Net earnings from discontinued operations, net of tax	$667	$9	$676
(a) Primarily relates to indemnification obligations for leases associated with the previously discontinued operations of Famous Players Inc.
(b) The tax provision on the gain on sale differs from the amount that would be expected at the U.S. federal statutory income tax rate primarily because the goodwill was not deductible for tax purposes.